UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): April 29, 2015

HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	6719	13-4167393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Brumby Centre, Lot 42, Jalan Muhibbah, 87000, Labuan F.T., Malaysia

(Address of Principal Executive Office)

852-59331214

 (Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)(1)

On April 28, 2015, Hotel Outsource Management International, Inc., a Delaware corporation (the “Registrant”) received a resignation letter tendered by the firm, Barzily & Co., whose address is 19 Hartum St., Binat House, Har Hotzvim, Jerusalem  97775 (“Barzily & Co.”), that it resigned as the principal independent accountant of the Registrant. On the same date, the Registrant’s Board of Directors has resolved to accept the resignation of Barzily & Co with immediate effect. The audit of the Registrant’s financial statements for the fiscal year ending December 31, 2014 has not yet commenced.

Except as noted in the paragraph immediately below, the reports of Barzily & Co. for the fiscal years ended December 31, 2013 and December 31, 2012, did not contain any adverse opinion or disclaimer of opinion and such reports were not qualified or modified as to any uncertainty, audit scope or accounting principle.

The report of Barzily & Co. on our financial statements for the fiscal year ended  December 31, 2013, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern because of the fact that we had suffered significant operating losses.

During the fiscal years ended December 31, 2013 and December 31, 2012, and the subsequent interim period up to and including April 28, 2015, the date of the resignation of Barzily & Co., there have been no disagreements with Barzily & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Barzily & Co. would have caused them to make reference thereto in their report on the financial statements for such periods.  Furthermore, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during the registrant’s two most recent fiscal years and the subsequent interim period up to and including April 28, 2015, the date of the resignation of Barzily & Co.

On May 11, 2015, the Registrant provided a draft copy of this report on Form 8-K to Barzily & Co., requesting their comments on the information contained therein. The responsive letter from Barzily & Co. is filed as an exhibit to this current report on Form 8-K.

(a)(2)

On May 8, 2015, the Registrant engaged the firm of JTC Fairsong CPA Firm whose address is Room 2008, 20/F., Eu Hua Mansion, Huangmugang, Futian, Shenzhen, China, (“JTC Fairsong”) as the principal accountant to audit the Registrant’s financial statements for the fiscal year ending December 31, 2014.

During the fiscal years ended December 31, 2013 and  December 31, 2012,  and the subsequent interim period prior to the engagement of JTC Fairsong, neither the Registrant nor anyone on its behalf consulted with JTC Fairsong regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Registrant’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.  The decision to engage JTC Fairsong was recommended and approved by the Registrant’s Board of Directors.

The Registrant provided a draft copy of this report on Form 8-K to JTC Fairsong prior to its filing, in order to provide JTC Fairsong with the opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant’s expression of its views, or the respects in which JTC Fairsong does not agree with the statements made by the Registrant. The Registrant did not receive a responsive letter from JTC Fairsong.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit 16.1 - Responsive Letter from Barzily & Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOTEL OUTSOURCE MANAGEMENT INTERNATIONAL, INC.

Date: May 27, 2015

/s/ Kok Seng Yeap Eddy

By:  Kok Seng Yeap Eddy
Its:   Director, Chief Executive Officer and Chief Executive Officer

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